UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
October 2, 2014

CATCHMARK TIMBER TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-36239	20-3536671
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Concourse Parkway, Suite 2325
Atlanta, Georgia 30328
          (Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (855) 858-9794

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01    Regulation FD Disclosure

On October 2, 2014, CatchMark Timber Trust, Inc. issued a press release announcing updated earnings and Adjusted EBITDA guidance for full year 2014 (the “Press Release”). A copy of the Press Release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 of this report, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall be deemed “furnished” and not “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Exhibit Description
99.1	Press Release -CatchMark Boosts 2014 Full Year Earnings Guidance, dated October 2, 2014

Forward-Looking Statements

The Current Report on Form 8-K contains certain forward-looking statements within the meaning of the safe harbor from civil liability provided for such statements by the Private Securities Litigation Reform Act of 1995 that are subject to risks and uncertainties. Such forward-looking statements can generally be identified by use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. These forward-looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections or state other forward-looking information. CatchMark’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain. Although CatchMark believes that the expectations reflected in such forward-looking statements are based on reasonable assumptions, its actual results and performance could differ materially from those set forth in, or implied by, the forward-looking statements. You should be aware that there are various factors that could cause actual results to differ materially from any forward-looking statements made in the Press Release. Factors that could cause or contribute to such differences include, but are not limited to, changes in general economic and business conditions in Alabama, Georgia, Florida, and Texas where CatchMark’s timberlands are located, changes in timber prices and the impact on CatchMark’s revenues, net income and Adjusted EBITDA, limitations on CatchMark’s ability to harvest timber, changes in the supply of timberlands available for acquisition that meet CatchMark’s investment criteria, CatchMark’s ability to complete land sales, CatchMark’s ability to access external sources of capital and the impact that potential increases in interest rates could have on the CatchMark’s business, and industry trends. Accordingly, readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report. Furthermore, except as required by law, CatchMark is under no duty to, and does not intend to, update any of our forward-looking statements after this date, whether as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

CATCHMARK TIMBER TRUST, INC.
By: /s/ Brian M. Davis
Brian M. Davis
Senior Vice President and Chief Financial Officer

Dated: October 2, 2014